SECURITIES AND EXCHANGE COMMISSION

         WASHINGTON, D.C. 20549


         ----------------------
                FORM 8-K


             CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(d) OF
    THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):
September 3, 2001


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            VOIP TELECOM, INC.
   (Exact name of registrant as specified in its charter)


   NEVADA          000-28047        94-3342064
  (State or other         (Commission File        (I.R.S. Employer
  jurisdiction of            Number)              Identification No.)
  incorporation or
   organization)

4126 Delp Street
Memphis, Tennessee
(Address of principal                                (Zip Code)
 executive offices)


Registrant's telephone number, including area code: 901-366-1460


          Dimension House, Inc.
 (Former name or former address, if changed since last report)

ITEM 5. Other Events.

At a Special Meeting of VoIP's Board of Directors held on September 3, 2001, several changes in VoIP's corporate structure were approved:

   - The corporate headquarters were moved to 4126 Delp Street, Memphis, Tennessee. The new telephone number is 901-366-1360.

   - The bylaws of VoIP were amended to increase the number of elected board members from three to seven.

   - The formation of a four person executive committee who will make normal operating decisions in the periods between scheduled meetings of the full board and shall keep all members of the board fully informed of any actions taken in that capacity.

   -   Four new directors were nominated and
appointed to serve interim terms until the Annual
Shareholders' Meeting, which will be held no later than April 15, 2002, where the shareholders will be asked to elect the slate of directors to three year terms.

The four newly appointed members of the board of directors are:

B. Grant Hunter.   Mr. Hunter is an entrepreneur
who has spent his entire career building a large, family-owned, privately held company, Lynn
Whitsett Corporation specializing in the construction of high temperature process vessels.
Under Mr. Hunter's guidance, the company operates on an international scale. Mr. Hunter is a substantial shareholder in VoIP.

John F. Curry.   Mr. Curry has twenty years'
experience in marketing and risk management.   He
has been employed by several publicly traded firms
in the risk management field such as Sedgwick,
Marsh & McLennan and Cumberland Bancorp.   He
currently holds a position in the human resources
and risk management fields.   He possesses the
designation of a Chartered Property Casualty
Underwriter.   Mr. Curry will advise the board on
all matters relative to VoIP's international
insurance needs as well as all general business
matters.   He has a BBA degree from the University
of Memphis with a major in International Business.
Mr. Curry is a substantial shareholder in VoIP
Telecom, Inc.

Ed H. Gatlin.   Mr. Gatlin was the founder and CEO
of Ig-Lo Products Corp. from 1963 to 1985 when the
firm was sold to the Valvoline division of Ashland
Oil Company.   In 1985, he became president and
CEO of Memphis International Motorsports Park and
became part owner before selling that business to
Long Beach Grand Prix in 1995.   He is currently a
partner and Chairman of Empire Express, Inc.   Mr.
Gatlin also serves on various boards in the
Memphis community.   He is a 1962 graduate of the
University of Mississippi and possesses a BBA
degree.   He is a substantial shareholder of VoIP.

W. Burley Shedd.   Mr. Shedd is general manager of
Mobile, Alabama division of Lynn Whitsett, a
refractory construction firm.   Mr. Shedd
graduated from Clemson University in 1978 with a
BS degree in Ceramic Engineering.  He is also the
owner of several investment companies.   He is a
substantial shareholder in VoIP.

   -   A new chief executive officer, Mr. Grant
Hunter was elected by the new board.

   - John F. Curry, director, was nominated and elected to the positions of secretary -treasurer of VoIP and was empowered to obtain and maintain all corporate minute books, stock registers and any other records of the corporation since inception.

   - Ronald Low, currently serving as corporate president and president of Access Networks, Ltd., VoIP's main subsidiary was given the additional corporate title of chief operating officer and will be responsible to the board of directors for the implementation of VoIP's business plan.

Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 17, 2001
By: /s/ B. Grant Hunter
----------------------------
B. Grant Hunter
   Chief Financial Officer